UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 31, 2005

Entrust Financial Services, Inc.
(Exact Name of registrant as specified in its charter)

Colorado	000-23965	84-1374481
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6795 E. Tennessee Ave., 5th Floor, Denver, CO	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 322-6999

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On May 26, 2005, Entrust Financial Services, Inc. (the “Company”) entered into a Second Amended and Restated Promissory Note (the “Note”) by and between the Company and BBSB, LLC (“BBSB”) pursuant to which BBSB has agreed to loan an additional $300,000 to the Company under the terms of an existing Amended and Restated Promissory Note (“Prior Note”) between the Company and BBSB, the material terms of which have been previously disclosed by the Company. The terms of the Note are substantially similar to the terms of the Prior Note with the exception that (i) it shall be an event of default under the terms of the Note if the Company’s shareholders do not approve the proposed sale of Entrust Mortgage to BBSB under the terms of a Stock Purchase Agreement previously disclosed by the Company and as described in more detail in the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on May 20, 2005 and (ii) BBSB has agreed to waive the $100,000 payment that would have been due from the Company to BBSB on June 1, 2005 under the terms of the Prior Note. The Company will have to continue making the $100,000 monthly payments due under the terms of the Note and the Prior Note commencing on July 1, 2005. BBSB funded the entire $300,000 of such loan on May 26, 2005.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Note constitutes an additional direct financial obligation of the Company for the additional $300,000 loaned by BBSB to the Company. See the information set forth under “Item 1.01 Entry into a Material Definitive Agreement” above, which is incorporated herein by reference.

This Form 8-K is being filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended, in order to file the documents attached as exhibits to this Form 8-K with the Securities and Exchange Commission (“SEC”). Neither this Form 8-K nor any of the exhibits attached hereto are intended to be a proxy solicitation. The information contained in this Form 8-K is summary in nature and does not provide all of the important information with respect to the Stock Sale.

The Company will file a proxy statement and other documents with the SEC regarding the Stock Sale, and other matters. A definitive proxy statement will be sent to the Company’s shareholders, seeking their approval of the Stock Sale and the Note and an amendment of the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of stock. Shareholders and others may obtain a copy of the proxy statement, when it is available, and any other relevant documents filed by the Company with the SEC, for free, at the SEC’s website, www.sec.gov.

The Company and its directors, executive officers, and certain of its employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders. A list of the names, affiliations, and interests of the participants in the solicitation will be contained in the proxy statement relating to these transactions that will be filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit	Description

2.1	Second Amended and Restated Convertible Promissory Note, dated as of May 26, 2004, delivered by Entrust Financial Services, Inc. to BBSB, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2005

ENTRUST FINANCIAL SERVICES, INC. By: /s/ Jeffrey D. Rudolph Jeffrey D. Rudolph Chief Executive Officer

Exhibit Index

Exhibit	Description

2.1	Second Amended and Restated Convertible Promissory Note, dated as of May 26, 2004, delivered by Entrust Financial Services, Inc. to BBSB, LLC.